NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

SHARES FOR SERVICE AND SUBSCRIPTION AGREEMENT

This SHARES FOR SERVICE AND SUBSCRIPTION AGREEMENT (the “Agreement”) is made as of January 9, 2007, by and between Liberty Star Gold Corp. (the “Company”), whose business address is 2766 N. Country Club Road, Tucson, AZ 85716, and Equititrend Advisors, LLC (“Equititrend”), whose principal office is 11995 El Camino Real, Suite 301, San Diego, CA 92130.

RECITALS

WHEREAS:

A.                          The parties have entered into an agreement dated as of January 9, 2007 (the “Service Agreement”), pursuant to which Equititrend has agreed to consulting services as set out in the Agreement, and, in consideration for such services (the “Services”), the Company has agreed to issue to Equititrend a total of three hundred thousand (300,000) shares of the Company’s common stock (the “Shares”).

NOW, THEREFORE, the parties hereto agree as follows:

1.	Issuance of the Shares

1.1           In consideration for the Services provided to the Company under the Service Agreement, the Company hereby grants to Equititrend the Shares as follows:

(a)	One hundred and fifty thousand (150,000) shares to be issued on execution of the Service Agreement;
(b)	Fifty thousand (50,000) shares to be issued on completion of the first 3 months, provided the Service Agreement is still in effect;
(c)	Fifty thousand (50,000) shares to be issued on completion of the next 3 months, provided the Service Agreement is still in effect; and
(d)	Fifty thousand (50,000) shares to be issued on completion of the next 3 months, provided the Service Agreement is still in effect.

1.2           The Company agrees to issue to Equititrend a certificate representing one hundred and fifty thousand (150,000) of the Shares as soon as practicable following delivery by Equititrend to the Company of two fully-executed copies of this Agreement and a United States Accredited Investor Questionnaire in the form attached as Appendix 1 (the “Questionnaire”).

2.	Acknowledgements of Equititrend
2.1	Equititrend acknowledges and agrees that:

(a)           it will spend a significant amount of time and attention to the affairs of the Company pursuant to the Service Agreement;

(b)           none of the Shares have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the

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United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)           except as set forth in the Service Agreement, the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act;

(d)           the decision to execute this Agreement and acquire the Shares hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the United States Securities and Exchange Commission and in compliance, or intended compliance, with applicable securities legislation (collectively, the “Public Record”);

(e)           no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(f)           there is no government or other insurance covering the Shares;

(g)           Equititrend and its advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(h)           the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Equititrend during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by Equititrend, its attorney and/or advisor(s);

(i)            the Company is entitled to rely on the representations and warranties and the statements and answers of Equititrend contained in this Agreement and in the Questionnaire;

(j)            Equititrend will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of Equititrend contained herein or in any document furnished by Equititrend to the Company in connection herewith (including, without limitation, the Questionnaire) being untrue in any material respect or any breach or failure by Equititrend to comply with any covenant or agreement made by Equititrend to the Company in connection therewith;

(k)           none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to Equititrend that any of the Shares will become listed on any stock exchange or automated dealer quotation system; except that currently the common shares of the Company are quoted for trading on the OTC Bulletin Board;

(l)            offers and sales of any of the Shares prior to the expiration of a period of one year after the date of issuance of such Shares (the “Restricted Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

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(m)          the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act; and

(n)           Equititrend has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which Equititrend is resident in connection with the distribution of the Shares hereunder; and
(ii)	applicable resale restrictions.
3.1	Representations, Warranties and Covenants of Equititrend

3.1          Equititrend hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing) that:

(a)           it is resident in the United States;

(b)           it has received and carefully read this Agreement;

(c)           it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of Equititrend;

(d)           it has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

(e)           it has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of Equititrend enforceable against Equititrend;

(f)            the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, Equititrend, or of any agreement, written or oral, to which Equititrend may be a party or by which Equititrend is or may be bound;

(g)           Equititrend (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;

(h)           Equititrend is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment, and Equititrend has carefully read and considered the matters set forth under the caption “Risk Factors” appearing in the Company’s most recent quarter report on Form QSB-2 filed with the SEC;

(i)            it has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company, and it is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

(j)            it understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement and the Questionnaire,

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and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(k)           all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company, and Equititrend will notify the Company immediately of any material change in any such information occurring prior to the closing of the acquisition of the Shares;

(l)            it is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Shares, and it has not subdivided its interest in the Shares with any other person;

(m)          it is not an underwriter of, or dealer in, the common shares of the Company, nor is it participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(n)           it has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for its decision to invest in the Shares and the Company;

(o)           if it is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the investor accounts for which Equititrend acts as a fiduciary or agent satisfy the definition of an “Accredited Investor”, as the term is defined under Regulation D of the 1933 Act;

(p)           if it is acquiring the Shares as a fiduciary or agent for one or more investor accounts, Equititrend has sole investment discretion with respect to each such account, and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(q)           it is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(r)           no person has made to Equititrend any written or oral representations:

(s)           that any person will resell or repurchase any of the Shares;

(t)           that any person will refund the purchase price of any of the Shares; or

(u)           as to the future price or value of any of the Shares.

3.2           In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S and for the purpose of the Agreement includes any person in the United States.

4.	Acknowledgement and Waiver

4.1          Equititrend has acknowledged that the decision to purchase the Shares was solely made on the basis of publicly available information contained in the Public Record. Equititrend hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which Equititrend might be entitled in connection with the distribution of any of the Shares.

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5.	Legending of Subject Shares

5.1          Equititrend hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear legends in substantially the following forms:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

5.2          Equititrend hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

6.	Costs

6.1          Equititrend acknowledges and agrees that all costs and expenses incurred by Equititrend (including any fees and disbursements of any special counsel retained by Equititrend) relating to the acquisition of the Shares shall be borne by Equititrend.

7.	Governing Law

7.1           This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Nevada, without reference to principles of conflicts or choice of law thereof. Each of the parties consents to the jurisdiction of the U.S. District Court in the State of Nevada in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens. to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at it address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

8.	Survival

8.1           This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by Equititrend pursuant hereto.

9.	Assignment
9.1	This Agreement is not transferable or assignable.
10.	Counterparts and Electronic Means

10.1         This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this

6

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Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

11.	Severability

11.1         The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

12.	Entire Agreement

12.1        Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the subject matter hereof and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

LIBERTY STAR GOLD CORP.	EQUITITREND ADVISORS, LLC
By: /s/ James Briscoe	By: /s/ Thoma Mahoney

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APPENDIX 1

PROSPECTIVE INVESTOR SUITABILITY QUESTIONNAIRE

ONLY U.S. SUBSCRIBERS NEED TO SIGN THIS

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by the undersigned, a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) and has indicated an interest in acquiring the Shares of Liberty Star Gold Corp. (the “Company”). The purpose of this Questionnaire is to assure the Company that the undersigned will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) of the 1933 Act and Regulation D promulgated thereunder. This Questionnaire is not an offer of Shares or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the undersigned agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares hereunder.

Please attach additional pages if necessary to answer any question fully.

REPRESENTATIONS OF THE UNDERSIGNED

This item is presented in alternative form. Please initial in the space provided the applicable alternative.

_____

ALTERNATIVE ONE: The undersigned covenants, represents and warrants to the Company that it has such knowledge and experience in financial and business matters that it is capable of evaluating the relative merits and risks of an investment in the Shares and Company and is not utilizing a Purchaser Representative in connection with evaluating such merits and risks. The undersigned is providing evidence of its knowledge and experience in these matters through the information requested below in this Questionnaire.

_____

ALTERNATIVE TWO: The undersigned covenants, represents and warrants to the Company that it has chosen to use the services of a Purchaser Representative acceptable to the undersigned in connection with the undersigned’s purchase of the Shares. The undersigned hereby acknowledges that the person named below is its Purchaser Representative who will assist and advise the undersigned in evaluating the merits and risks of an investment in the Shares and the Company and affirms that such Purchaser Representative has previously disclosed in writing any material relationship that exists between the Purchaser Representative (or its affiliates) and the Company (or its affiliates) that is mutually understood to be contemplated, or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship.

______________________________________________________________________________________
(name of Purchaser Representative)
______________________________________________________________________________________
(address of Purchaser Representative)

If the undersigned utilizes a Purchaser Representative, this Questionnaire must be accompanied by a completed and signed Purchaser Representative Questionnaire, a copy of which can be obtained from the Company upon request.

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FOR INDIVIDUAL INVESTORS

1.	Name:______________________________________________________________________________________________
2.	Residential Address & Telephone Number:_________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

3.	Length of Residence in State of Residence: _________________________________________________________________
4.	U.S. Citizen:	_____	Yes	_____	No
5.	Social Security Number: ________________________________________________________________________________
6.	Business Address & Telephone Number:____________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

7.	Preferred Mailing Address:	_____	Residence	_____	Business
8.	Other:_______________________________________________________________________________________________
9.	Date of Birth: _________________________________________________________________________________________
10.	Employer and Position: _________________________________________________________________________________
11.	Name of Business: _____________________________________________________________________________________
12.	Business or Professional Education and Degrees:
School	Degree	Year Received

____________________________________________________________________________________________________

____________________________________________________________________________________________________

13.	Prior Employment (last 5 years):
Employer	Nature of Duties	Dates of Employment

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

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FOR INVESTORS THAN ARE CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES

15	Name:_______________________________________________________________________________________________
16.	Address of Principal Office:______________________________________________________________________________
17.	Telephone:___________________________________________________________________________________________
18.	Date and State of Incorporation or Organization:_____________________________________________________________

____________________________________________________________________________________________________

19.	Taxpayer Identification Number:__________________________________________________________________________
20.	Nature of Business:_____________________________________________________________________________________
21.	Individual Authorized to Execute this Questionnaire (indicate name and office):____________________________________

____________________________________________________________________________________________________

FOR ALL INVESTORS

22.	Relationship to the Company, if any: ______________________________________________________________________
23.	Is the undersigned an officer of director of a publicly-held company?
____	Yes	_____	No

If yes, specify company: _______________________________________________________________________________

24.	Does the undersigned beneficially own 10% or more of the voting securities of a publicly-held company?
____	Yes	_____	No

If yes, specify company: _______________________________________________________________________________

25.

Within the last 5 years, has the undersigned personally invested in investments sold by means of private placements in reliance on exemptions from registration under the 1933 Act and State securities laws?

____	Yes	_____	No
26.	Prior investments by undersigned which were purchased in reliance on exemptions from registration under the 1933 Act and State securities laws (initial the highest number applicable):

Amount (Cumulative)

Real Estate:	Up to	$50,000 to	Over
None: _____	$50,000	_____	$250,000 _____	$250,000 _____
Securities:	Up to	$50,000 to	Over
None: _____	$50,000	_____	$250,000 _____	$250,000 _____
Other:	Up to	$50,000 to	Over
None: _____	$50,000	_____	$250,000 _____	$250,000 _____

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27.	Does the undersigned consider itself to be an experienced and sophisticated investor?
____	Yes	_____	No

If so, please provide evidence of investment sophistication and/or experience:

____________________________________________________________________________________________________

____________________________________________________________________________________________________

28.

Does the undersigned, or any person authorized to execute this Questionnaire, consider itself to have such knowledge of the Company and its business and such experience in financial and business matters to enable it to evaluate the merits and risks of an investment in the Shares and the Company, should the undersigned be given an opportunity to so invest?

____	Yes	_____	No
29.

Listed below are the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act. Please initial in the space provide those categories, if any, of an “Accredited Investor” which the undersigned satisfies:

Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000;
Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Category 4

A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);
Category 6	A director or executive officer of the Company;
Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

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Note that the undersigned in claiming to satisfy one of the above categories of Accredited Investor, may be required to supply the Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the undersigned’s status as an Accredited Investor.

30.

If the undersigned is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

____________________________________________________________________________________________________

____________________________________________________________________________________________________

31

If the undersigned is a trust, corporation, partnership or other entity which was recently formed for the specific purpose of acquiring the Shares, set forth the number of equity owners of such entity who are and who are not Accredited Investors in the space provided below.

____________________________________________________________________________________________________

____________________________________________________________________________________________________

32.	If the undersigned is an individual, please indicate the undersigned’s and his/her spouse’s combined gross income during the preceding two years (initial the highest number applicable):
1998		1997
_____	Less than $75,000	_____	Less than $75,000
_____	$75,001 to $100,000	_____	$75,001 to $100,000
_____	$100,001 to $200,000	_____	$100,001 to $200,000
_____	$200,001 to $300,000	_____	$200,001 to $300,000
_____	$Over $300,000	_____	$Over $300,000

33.

If the undersigned is an individual, please indicate the undersigned’s and his/her spouse’s combined estimated net worth (exclusive of home, home furnishings and personal automobiles) (initial the highest number applicable):

_____	Less than $100,000	_____	$300,0001 to $500,000
_____	$100,001 to $200,000	_____	$500,001 to $1,000,000
_____	$200,001 to $300,000	_____	Over $1,000,000

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34.	Regardless of the amount of the proposed investment:
(a)	Will the undersigned’s acquisition of the Shares exceed 10% of its individual net worth, or the undersigned’s joint net worth with its spouse as determined in subparagraph 33 above?
_____	Yes	_____	No
(b)	Will the undersigned be able to bear the economic risk of the acquisition of Shares in this transaction?
_____	Yes	_____	No
35.	If the undersigned does not qualify as an Accredited Investor, please provide answers to the following questions (Accredited Investors may omit answers to this paragraph).
(a)	State total assets of the undersigned, including cash, stocks and bonds, automobiles, real estate, and any other assets:

$____________________________________________________________________________________________

(b)	State total liabilities of the undersigned including real estate indebtedness, accounts payable, taxes payable and any other liabilities:

$____________________________________________________________________________________________

(c)	State annual income of the undersigned including salary, securities income, rental income and any other income:

$____________________________________________________________________________________________

(d)	State annual expenses of the undersigned, excluding ordinary living expenses, including real estate payments, rent, property taxes and other expenses:

$____________________________________________________________________________________________

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(e) Does the undersigned expect the amount of its assets, liabilities, income and expenses, as stated above, to be subject to significant change in the future:
____	Yes	_____	No

If yes, explain:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

The undersigned hereby certifies that the information contained in this Questionnaire is complete and accurate and the undersigned will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the undersigned represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______ day of __________________, _______.

If a Corporation, Partnership or Other Entity:	If an Individual:
Print of Type Name of Entity Signature of Authorized Signatory Type of Entity	Signature Print or Type Name Social Security/Tax I.D. No.

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